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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 10, 2005

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                                Number)

                                   Suite 1000
                          10050-112 Street, 10th Floor
                        Edmonton, Alberta, Canada T5K 2J1
          -------------------------------------------------------------
         (Address of Principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:               (780) 431-0086
                                                                  --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The Company is in the development stage to implement its business plan to capitalize on opportunities to enhance the sustained value of destinations and properties in high-potential growth markets through the creation of unique, world-class travel and leisure experiences. The Company owns, through its wholly-owned subsidiary, MER Resorts, Inc., a Delaware corporation, a thirty-three percent (33%) interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company ("Tunica LLC"). The Tunica LLC project is estimated to cost $1.22 billion to complete and construction is scheduled to commence in 2006. Construction may proceed in a single phase or in multiple phases in which case the first phase will likely be the construction of the casino and the hotel. The Company desires to raise funds by the sale of shares of the Company's Common Stock, $.001 par value per share (individually, a or any "Share" and, collectively, the "Shares") to subscribers to further the Company's business operations.

         On November 10, 2005, we accepted that certain Securities Purchase Agreement dated as of August 12, 2005, executed by one natural person accredited Investor resident in Alberta, Canada (the "Investor"), pursuant to which we issued and sold 100,000 Shares of our common stock to Investor for an aggregate purchase price of USD$20,000, or USD$.20 per share. The price per Share represents 100% of the closing price of our common stock on November 10, 2005. The proceeds will be used for working capital and general corporate purposes.

         We offered and sold the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act") to Investor in reliance upon the exemption provided by Regulation S thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares.

         A complete copy of the form of each of the Securities Purchase Agreement and the Subscription Document are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits.

         This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On November 10, 2005, Myriad Entertainment & Resorts, Inc. accepted a Securities Purchase Agreement dated as of August 12, 2005 to issue and sell 100,000 shares of Myriad's common stock, to one natural person accredited investor resident in Alberta, Canada in reliance upon the exemption provided by Regulation S of the Securities Act of 1933, as amended. For further information about the terms of this agreement, please see the disclosure under Item 1.01 above.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (c) Exhibits.

         99.1         Form of Securities Purchase Agreement
         99.2         Form of Subscription Agreement


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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MYRIAD ENTERTAINMENT & RESORTS, INC.
                                            ------------------------------------
                                            (Registrant)

Date: November 30, 2005                     By: /s/ Scott Hawrelechko
                                                --------------------------------
                                                Scott Hawrelechko,
                                                President and CEO


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